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                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") is entered into as of January 1, 1998 by and between NEWSTAR MEDIA INC., a California corporation (the "Corporation"), and ROBERT MURRAY (the "Participant").

                               W I T N E S S E T H

         WHEREAS, pursuant to the Corporation's 1994 Stock Incentive Plan (the "Plan"), the Corporation's Stock Incentive Plan Committee (the "Committee") committed to grant to the Participant, effective as of January 1, 1998 (the "Grant Date"), an Option (the "Option") to purchase all or any part of 30,000 shares of Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth (capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan).

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                  1. Grant of Option. The Corporation has granted to the Participant as a matter of separate inducement and agreement in connection with the Participant's employment with, or other services provided by the Participant to, the Corporation, but not in lieu of any salary or other compensation for such employment or services, the right and option to purchase, in accordance with the Plan and on the terms and conditions hereinafter set forth, all or any part of an aggregate of 30,000 shares (the "Shares") of Common Stock at the price of $1.50 per share (the "Exercise Price"), exercisable from time to time subject to the provisions of this Agreement and the Plan prior to the close of business on January 2, 2009 (the "Expiration Date").

                  2. Vesting and Exercise of Option. The Option is to vest in three equal parts; 33-1/3% of Shares are to vest on January 1, 1999 and 33-1/3% are to vest on each of the first and second anniversaries of January 1, 1999. Notwithstanding the vesting of any portion or all of the Option, the Option may not be exercised as to less than 100 shares at any one time unless the number of Shares purchased is the total number at the time available for purchase under an installment of the Option. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

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                  3. Termination/Acceleration of Options.

                      (a) If the Participant's employment by the Corporation terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 1, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on or prior to that date, and any Option not exercisable up to that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Corporation in its sole discretion, all Options shall lapse immediately upon such termination of employment.

                      (b) If the Participant's employment by the Corporation terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 1, 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on or prior to that date, and any Option not exercisable on that date shall terminate.

                      (c) If the Participant's employment by the Corporation terminates as a result of death while the Participant is employed by the Corporation or during the 12 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 1, during the 12-month period following the Participant's death, as to all or any part of the shares of Common Stock covered thereby, including all shares as to which the Option would not otherwise be exercisable.

                      (d) In the event of termination of employment with the Corporation for any reason, other than discharge for cause, the Corporation may, in its discretion, increase the portion of the Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Corporation shall determine.

                      (e) If any entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 3 to be a termination of employment of each employee of that entity.

                      (f) Upon the occurrence of an Event each Option shall become immediately exercisable to the full extent theretofore not exercisable. Acceleration of the vesting of the Option shall comply with applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code.

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                      (g) For purposes of this Section 3, the following terms
shall have the following meanings:

                         a. "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

                         b. "Event" shall mean any of the following:

                             (i) Approval by the shareholders of the Corporation
               of the dissolution or liquidation of the Corporation;

                             (ii) Approval by the shareholders of the
               Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation; or

                             (iii) Approval by the shareholders of the
               Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary.

                             (iv) "Personal Representative" shall mean the
               person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

                             (v) "Retirement" shall mean retirement as defined
               in termination of employment with the Corporation pursuant to the Corporation's retirement policy, as in effect from time to time.

                             (vi) "Total Disability" shall mean a permanent and
               total disability" within the meaning of Section 22(e)(3) of the Code.


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                  3.    Method of Exercise and Payment.

                      (a) Exercise of Option. Each exercise of the Option shall be by means of written notice of exercise in the form attached hereto as Exhibit A duly delivered to the Corporation, specifying the number of whole Shares with respect to which the Option is being exercised (the "Exercised Shares"), together with any written statements required hereunder and payment equaling the Exercise Price multiplied by the number of Exercised Shares (the "Aggregate Price"), in cash or by check payable to the order of the Corporation. The Participant may also deliver in payment of a portion or all of the Aggregate Price certificates for Common Stock, which shall be valued at the Fair Market Value of such Common Stock on the date of exercise of the Option. With the prior written consent of the Committee, the Participant may pay for all or a portion of the Aggregate Price by means of a promissory note to the Corporation, on such terms and conditions as the Committee may determine.

                   4. Continuance of Employment. Nothing contained in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employ of, or to continue rendering services to, the Corporation or constitute any contract or agreement of engagement or employment. The Participant acknowledges that the Corporation has the right to terminate the Participant's employment or services at will except as may be otherwise provided by separate agreement. Nothing contained in this Agreement or in the Plan shall interfere in any way with the right of the Corporation to (i) terminate the employment or services of the Participant at any time for any reason whatsoever, with or without cause, or (ii) reduce the compensation received by the Participant from the rate in existence on the Grant Date.

                   5. Non-Assignability of Option. Other than by will or the laws of descent and distribution, or pursuant to a "qualified domestic relations order" as defined by the Code, no benefit payable under, or interest in, the Plan or in any Grant shall be subject in any manner to anticipation, alienation, sale transfer, assignment, pledge, encumbrance or charge, regardless of any community property or other interest therein of the Participant's spouse or such spouse's successor in interest, and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. In the event that the spouse of the Participant shall have acquired a community property interest in the Option, the Participant, or his or her permitted transferee, may exercise it on behalf of the spouse of the Participant or such spouse's successor in interest. Amounts payable pursuant to a Grant shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant.

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                   6. Adjustments Upon Specified Changes. Upon the occurrence of certain Events relating to the Corporation's stock, such as stock splits, combinations, extraordinary cash dividends, or mergers in which the Corporation is not the Surviving Corporation as further set forth in the Plan, adjustments will be made in the number and kind of shares that may be issuable under, or in the consideration payable with respect to, the Option.

                   7. Acceleration. Upon the occurrence of certain Events, the Option may become immediately exercisable to the full extent theretofore not exercisable unless prior to an Event the Committee determines otherwise. However, no Option may become exercisable on a date less than six months after the Grant Date.

                   8. Application of Securities Laws.

                      (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Commission, and any other regulatory agencies, including any other state securities agencies having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Participant represents, agrees and certifies that:

                         (1) The Participant (A) can bear the economic risk of
losing the Participant's entire investment in the Shares; and (B) has adequate means of providing for the Participant's current needs and possible personal contingencies.

                         (2) The Participant has had an opportunity to ask
questions of and receive answers from the Chief Financial Officer and President concerning the terms and conditions of this investment. The Participant has received and reviewed a copy of the Plan.

                         (3) The Participant understands that the Option and the
Shares issuable upon exercise of the Option may not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities act, in reliance on available exemptions from registration or qualification thereunder, as the case may be, and that the Corporation is relying upon the Participant's representations and warranties herein in availing itself of said exemptions.

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                         (4) The Option hereby granted to the Participant is
being acquired solely for the Participant's own account for investment purposes, and is not being purchased with a view to or for the purposes of the resale, transfer or other distribution thereof; and the Participant has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, transfer or distribution, and the Participant further agrees that the Option and Common Stock acquired pursuant to the Option will not be transferred or distributed without (a) first having presented to the Corporation a written opinion of legal counsel in form and substance satisfactory to the Corporation's counsel indicating the proposed transfer will not be in violation of any of the provisions of the Securities Act and applicable state securities laws and the rules and regulations promulgated thereunder, or (b) a registration statement covering the resale of such Common Stock being effective. Finally, the Participant recognizes that, if applicable, a legend reading substantially as follows shall be placed on all certificates representing the Common Stock and a stop order shall be placed against a transfer of same in accordance with the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                         (5) The Participant either has a preexisting personal
or business relationship with the Corporation or any of its officers, directors or controlling persons, or by reason of the Participant's business or financial experience reasonably can be assumed to have the capacity to protect his or her own interests in connection with acquisition of the Option and exercise thereof.

                         The foregoing representations and warranties are and
will be true and accurate as of both the Grant Date and the date of delivery of Common Stock acquired pursuant to the Option and shall survive such delivery.

                      (b) The Committee may impose such conditions on the Option or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

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                   9. Notices. Any notice to be given to the Corporation under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Participant shall be sent to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given on the date of delivery, if delivered by hand, or 3 days after deposit into U.S. mails of a notice sent by registered or certified mail (postage and registry or certification fee prepaid).

                   10. Effect of Agreement, Entire Agreement. This Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation to the extent provided in the Plan. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements of the parties with respect to the subject matter hereof.

                   11. Tax Withholding. The provisions of the Plan are hereby incorporated and shall govern any withholding that the Corporation is required to make with respect to an exercise of the Option as well as the Corporation's right to condition a transfer of Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities. No Common Stock acquired pursuant to an exercise of the Option may be transferred until the Corporation has withheld, or has received payment from the Participant of, all amounts the Corporation is required to withhold.

                   12. Terms of the Plan Govern. Except with respect to terms specifically set forth in this Agreement (including, without limitation, Section 3 and the definition of "Event"), the Option and this Agreement are subject to, and the Corporation and the Participant agree to be bound by, all of the terms and conditions of the Plan, which terms and conditions are hereby incorporated as though set forth at length. In the event of a conflict between this Agreement and the Plan, the terms of the Plan shall govern (except for a conflict between this Agreement and the Plan with respect to Section 3 of this Agreement, in which case the terms of this Agreement shall govern). The rights of the Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

                   13. Liability of Corporation. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

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                   14. Stockholder Rights. The Participant shall not have any rights of a stockholder with respect to any Shares covered by this Option unless such Shares have been issued to the Participant by the Corporation pursuant to the valid exercise of the Option and the full payment by the Participant of the Exercise Price in respect thereof.

                   15. Laws Applicable to Construction. The interpretation, performance and enforcement of the Participant's Grant and this Agreement shall be governed by the laws of the State of California.




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                  IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

                                        NEWSTAR MEDIA INC.



                                        By: /s/ RON LIGHTSTONE
                                           -------------------------------------
                                           Title:

                                        PARTICIPANT

                                             /s/ ROBERT MURRAY
                                           -------------------------------------
                                                     ROBERT MURRAY

                                             950 S. Flower St.
                                           -------------------------------------
                                                       (Address)

                                             Los Angeles, CA 90015
                                           -------------------------------------
                                                   (City, State, Zip Code)

                                             ###-##-####
                                           -------------------------------------
                                                   (Social Security Number)



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